Commitments and Contingencies	6 Months Ended
Jun. 30, 2014
Commitments And Contingencies Disclosure [Abstract]
Commitments and Contingencies

11) Commitments and Contingencies

Assets pledged

As of June 30, 2014 and December 31, 2013, Vessels with a book value of $939 and $618 million, respectively, were pledged as security held as guarantee for the Partnership’s long-term debt and interest rate swap obligations. See Note 6 – Derivative Instruments and Note 8 – Long-Term Debt.

Claims and Legal Proceedings

In February 2014, the Bodil Knutsen sustained heavy weather damage to its bow. The damage was temporarily repaired and the cost for the temporary repairs of $0.3 million was recorded under operating expenses during the three months ended March 31, 2014, and the temporary repair has not been classified as a hull and machinery insurance claim as of June 30, 2014. A final repair is estimated to cost approximately $0.6 million and will be carried out during the scheduled dry-docking that will take place in 2016 and this will be a hull and machinery insurance claim.

From time to time, the Partnership is involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the ultimate disposition of the matters in which the Partnership is currently involved will not have a material adverse effect on the consolidated and combined carve-out financial position, results of operations or cash flows.

Insurance

The Partnership maintains insurance on all the Vessels to insure against marine and war risks, which include damage to or total loss of the Vessels, subject to deductible amounts which averages $0.150 million per Vessel, and loss of hire.

Under the loss of hire policies, the insurer will pay a compensation for the lost hire rate agreed in respect of each Vessel for each day, in excess of a 14 deductible days, for the time that the Vessel is out of service as a result of damage, for a maximum of 180 days. In addition, the Partnership maintains protection and indemnity insurance, which covers third-party legal liabilities arising in connection with the Vessel’s activities, including, among other things, the injury or death of third-party persons, loss or damage to cargo, claims arising from collisions with other vessels and other damage to other third-party property, including pollution arising from oil or other substances. This insurance is unlimited, except for pollution, which is limited to $1 billion per vessel per incident. The protection and indemnity insurance is maintained through a protection and indemnity association, and as a member of the association, the Partnership may be required to pay amounts above budgeted premiums if the member claims exceed association reserves, subject to certain reinsured amounts. If the Partnership experiences multiple claims each with individual deductibles, losses due to risks that are not insured or claims for insured risks that are not paid, it could have a material adverse effect on the Partnership’s results of operations and financial condition.